UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2026

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836
(Address of principal executive offices)			(Zip Code)

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events

Senior Notes Offering

On May 12, 2026, Murphy USA Inc. (“Murphy USA”) issued a press release to announce a private offering (the “Offering”) of $500 million aggregate principal amount of senior notes due 2034 (the “Notes”) by its wholly owned subsidiary, Murphy Oil USA, Inc. (the “Issuer”). The Notes will be guaranteed on a senior unsecured basis by Murphy USA and by certain of Murphy USA’s domestic subsidiaries.

Murphy USA intends to use the net proceeds from the offering to (i) redeem all $300,000,000 aggregate principal amount of the Issuer’s existing 5.625% senior notes due 2027 (the “2027 Notes”), (ii) repay all or a portion of outstanding borrowings under its revolving credit facility, (iii) pay fees and expenses related to the foregoing and (iv) to the extent any proceeds remain, for general corporate purposes.

The Company intends to issue a notice of full redemption for the 2027 Notes in connection with the pricing of the Offering. The redemption price of the 2027 Notes will be determined in accordance with the indenture governing the 2027 Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. No assurances can be given that the Company will complete the redemption of the 2027 Notes.

The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities, and it does not constitute a notice of redemption for the 2027 Notes. A copy of the press release relating to the Offering is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
99.1*	Press Release of Murphy USA Inc. dated May 12, 2026
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
*Furnished herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	May 12, 2026	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Senior Vice President, Chief Financial Officer and Treasurer